UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 10, 2020

NESCO HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana		46804
(Address of principal executive offices)		(Zip code)
(800) 252-0043
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 10, 2020, Capitol Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”), Capitol Intermediate Holdings, LLC, a Delaware limited liability company (the “Borrower”), both subsidiaries of Nesco Holdings, Inc., entered into an Incremental Agreement and Amendment No. 1 (the “Incremental Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”) and the other lenders party thereto and MUFG Bank, Ltd., as “Increasing Lender”, pursuant to which the Increasing Lender has agreed to provide additional U.S. revolving credit commitments of $35 million (the “ABL Commitment Increase”) under the Credit Agreement dated as of July 31, 2019 (the “Credit Agreement”), among Holdings, the Borrower, the Administrative Agent, Fifth Third Bank as the Additional Collateral Agent, the other agents, arrangers and bookrunners party thereto.
Pursuant to the ABL Commitment Increase, the aggregate amount available under the Credit Agreement was increased to $385 million (subject to availability under a borrowing base). The ABL Commitment Increase is subject to the same terms and conditions as all other revolving credit commitments under the Credit Agreement. The terms of the Incremental Amendment do not modify the Credit Agreement other than to provide the ABL Commitment Increase and to amend the frequency of appraisals. The ABL Facility matures on the earlier of (x) July 31, 2024 and (y) if Capitol Investment Merger Sub 2, LLC’s, a Delaware limited liability company and indirect subsidiary of the Company, 10% senior secured notes are outstanding on May 1, 2024, May 1, 2024.
Item 2.02. Results of Operations and Financial Condition.
On March 12, 2020, Nesco Holdings, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2019. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This item 2.02 and 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Secured Asset Based Loan Credit Agreement, dated as of July 31, 2019, among Capitol Investment Merger Sub 2, LLC, JPMorgan Chase Bank, N.A., Fifth Third Bank, Morgan Stanley Senior Funding, Inc., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Island Branch, and Citigroup Global Markets Inc.

99.1	Press release issued March 12, 2020, by Nesco Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2020	Nesco Holdings, Inc.

/s/ Bruce Heinemann
Bruce Heinemann Chief Financial Officer and Secretary